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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO RULE 100 AND 101 OF
REGULATION FD

Date of Report (Date of earliest event reported): October 22, 2001

CB RICHARD ELLIS SERVICES, INC. (Exact Name of Registrant as Specified in its Charter)
DELAWARE (State or Other Jurisdiction of Incorporation)	001-12231 (Commission File Number)	52-1616016 (IRS Employer Identification No.)
355 South Grand Avenue, Suite 3100 Los Angeles, California (Address of Principal Executive Offices)	90071 (Zip Code)
(213) 613-3333 Registrant's Telephone Number, Including Area Code
200 North Sepulveda Boulevard, El Segundo, California 90245-4380 (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

(c)
Exhibits

99.1
Press Release dated October 22, 2001 issued by CB Richard Ellis Services, Inc., a subsidiary of CBRE Holdings, Inc., announcing its preliminary, unaudited results of operations for the eight months ended August 31, 2001.

Item 9. Regulation FD Disclosure

    On October 22, 2001, CB Richard Ellis Services, Inc. issued a press release announcing its preliminary, unaudited results of operations for the eight months ended August 31, 2001. This press release is filed as exhibit 99.1.

SIGNATURE

    Pursuant to the requirements of Rule 100 and 101 of Regulation FD, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 22, 2001	CB RICHARD ELLIS SERVICES, INC.
	By:	/s/ JAMES H. LEONETTI James H. Leonetti Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Exhibit
99.1	Press release dated October 22, 2001 issued by CB Richard Ellis Services, Inc., a subsidiary of CBRE Holdings, Inc., announcing its preliminary, unaudited results of operations for the eight months ended August 31, 2001.

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  Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.
  Item 9. Regulation FD Disclosure
SIGNATURE
  Exhibit Index